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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 31, 2001

                        PROLONG INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                       000-22803                 74-2234246
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


             6 Thomas, Irvine, CA                                 92618
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (949) 587-2700


                                 Not applicable
         (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets.

        On December 5, 2001, Prolong Super Lubricants, Inc., a Nevada corporation ("PSL") and wholly-owned subsidiary of Prolong International Corporation, a Nevada corporation (the "Company"), entered into a Proposal to Purchase Referenced Property to sell its real estate located at 6 Thomas, Irvine, California, which is currently its corporate headquarters and operations center, to Euclid Plaza, LLC, a California limited liability company, and President Properties, a California general partnership (collectively, the "Purchasers"). The transaction closed on December 31, 2001. The sale price was $3,675,000 and the Company's net gain on the sale is estimated to be $963,062. As part of the transaction, PSL leased back from the Purchasers the premises pursuant to two separate lease agreements and will continue to conduct business from its present location. The initial term of the first lease, relating to the ground floor of the building, is for a period of 60 months and the monthly rental payment is $16,986 and is subject to future adjustments. The initial term of the second lease, relating to the second floor of the building, is for a period of 18 months and the monthly rental payment is $13,014 and is subject to future adjustments. On January 5, 2002, the Company entered into a sublease for a portion of the ground floor of the premises for a period of 6 months at a monthly rental payment of $9,960. The Proposal to Purchase Referenced Property is attached to this Current Report on Form 8-K as exhibit 10.34 and is hereby incorporated by reference herein and made a part hereof.

Item 7. Financial Statements and Exhibits

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.  The following exhibits are filed as part of this report:

             Exhibit Number    Description

                10.34 Proposal to Purchase Referenced Property, dated December 5, 2001, by and among Prolong Super Lubricants, Inc., Euclid
                                 Plaza, LLC, a California limited liability company, and President Properties, a California general partnership.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROLONG INTERNATIONAL CORPORATION



January 31, 2002                      /s/ Nicholas Rosier
                                      ------------------------------------------
                                      Nicholas Rosier, Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
-------                                                             Sequentially
Number         Description                                         Numbered Page
------         -----------                                         -------------

10.34          Proposal to Purchase Referenced Property,
               dated December 5, 2001, by and among Prolong
               Super Lubricants, Inc., Euclid Plaza, LLC, a
               California limited liability company, and
               President Properties, a California general
               partnership.                                             5